UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2026

Cboe Global Markets, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-34774	20-5446972
(Commission File Number)	(IRS Employer Identification No.)

433 West Van Buren Street

Chicago, Illinois 60607

(Address and Zip Code of Principal Executive Offices)

Registrant's telephone number, including area code (312) 786-5600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common Stock, par value of $0.01 per share	CBOE	CboeBZX

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The results of voting for each matter submitted to a vote of stockholders at the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Cboe Global Markets, Inc. (the “Company”) held on May 14, 2026 are set forth below.

Proposal One

At the Annual Meeting, the persons whose names are set forth below were elected as directors, constituting the entire Board of Directors of the Company. Relevant voting information for each person follows:

Director Nominee	For	Against	Abstain	Broker Non-votes
William M. Farrow, III	83,620,569	1,769,021	98,082	8,397,063
Craig S. Donohue	84,651,893	725,147	110,632	8,397,063
Edward J. Fitzpatrick	83,643,031	1,745,319	99,322	8,397,063
Ivan K. Fong	84,199,830	1,093,011	194,831	8,397,063
Janet P. Froetscher	80,725,589	4,663,924	98,159	8,397,063
Jill R. Goodman	83,508,589	1,881,185	97,898	8,397,063
Erin A. Mansfield	84,729,015	644,773	113,884	8,397,063
Cecilia H. Mao	85,216,482	157,806	113,384	8,397,063
Jennifer J. McPeek	85,221,082	169,564	97,026	8,397,063
Roderick A. Palmore	81,577,684	3,808,393	101,595	8,397,063
James E. Parisi	84,783,123	585,891	118,658	8,397,063
Fredric J. Tomczyk	83,783,372	1,524,368	179,932	8,397,063

Proposal Two

The advisory proposal for approval, in a non-binding resolution, of the compensation paid to the Company's named executive officers was approved by a vote of 78,374,638 shares voting for the proposal, 6,486,027 shares voting against the proposal, 627,007 shares abstaining from the vote on the proposal and 8,397,063 broker non-votes.

Proposal Three

The appointment of KPMG LLP as the Company's independent registered public accounting firm for the 2026 fiscal year was ratified by a vote of 93,489,963 shares voting for the proposal, 152,411 shares voting against the proposal and 242,361 shares abstaining from the vote on the proposal.

Proposal Four

The stockholder proposal regarding shareholder right to act by written consent was rejected by a vote of 36,330,673 shares voting for the proposal, 48,652,350 shares voting against the proposal, 504,649 shares abstaining from the vote on the proposal and 8,397,063 broker non-votes.

There were no other matters presented for a vote at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CBOE GLOBAL MARKETS, INC.

By:	/s/ Patrick Sexton
Patrick Sexton
Executive Vice President, General Counsel, and Corporate Secretary

Dated: May 18, 2026